UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 30, 2020

(Date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33145	36-2257936
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Colorado Boulevard, Denton, Texas		76210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (940) 898-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SBH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 30, 2020, the Company held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”).  The number of shares of the Company’s common stock entitled to vote at the Annual Meeting was 116,723,758 and each share of common stock was entitled to one vote.  The holders of 111,587,577 shares of common stock were present at the Annual Meeting, either in person or by proxy, constituting a quorum.

At the Annual Meeting, the Company’s stockholders acted upon the following matters:

(i)	the election of twelve directors to the Board of Directors to hold office until the 2021 Annual Meeting of Stockholders;
(ii)

the approval of an advisory (non-binding) resolution regarding the compensation of the Company’s named executive officers, including the Company’s compensation practices and principles and their implementation; and

(iii)	the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year.

The voting results reported below are final.

Proposal 1 – Election of Directors

Each of the individuals listed below was duly elected as a director of the Company to serve until the 2021 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified.  The results of the election were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Timothy R. Baer	109,001,927	193,059	93,170	2,299,421
Christian A. Brickman	108,927,923	303,188	57,045	2,299,421
Marshall E. Eisenberg	107,886,018	1,344,075	58,063	2,299,421
Diana S. Ferguson	109,055,287	176,875	55,994	2,299,421
Dorlisa K. Flur	109,026,530	169,880	91,746	2,299,421
Linda Heasley	109,060,635	171,147	56,374	2,299,421
Robert R. McMaster	107,890,476	1,338,767	58,913	2,299,421
John A. Miller	107,897,182	1,332,525	58,449	2,299,421
P. Kelly Mooney	109,041,490	188,567	58,099	2,299,421
Susan R. Mulder	109,062,005	171,020	55,131	2,299,421
Denise Paulonis	109,062,927	169,285	55,944	2,299,421
Edward W. Rabin	107,180,258	2,049,649	58,249	2,299,421

Proposal 2 – Approval of Non-Binding Resolution Regarding Executive Officer Compensation

The compensation of the Company’s named executive officers, including the Company’s compensation practices and principles and their implementation, was approved on an advisory (non-binding) basis.  The results of the advisory vote were as follows:

For	Against	Abstain	Broker Non-Votes
104,477,723	4,727,553	82,880	2,299,421

Proposal 3 – Ratification of Selection of Auditors

The Board of Directors’ selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year was ratified.  The results of the ratification were as follows:

For	Against	Abstain
110,223,543	1,298,431	65,603

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALLY BEAUTY HOLDINGS, INC.

January 31, 2020	By:	/s/ John Henrich
Name:John Henrich
Title: Senior Vice President, General Counsel and Secretary